Exhibit 10.1
Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT
This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of May 5, 2026 and effective as of the date hereof, is made by and among BALLY'S CORPORATION, a Delaware corporation (the "Borrower"), the guarantors (the "Guarantors", and together with the Borrower, the "Credit Parties") party to the Existing Credit Agreement (as hereinafter defined) and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent") under the Existing Credit Agreement.
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of October 1, 2021 (as amended by that certain First Amendment to Credit Agreement, dated as of June 23, 2023, that certain Second Amendment to Credit Agreement, dated as of May 14, 2025, that certain Third Amendment to Credit Agreement, dated as of September 11, 2025 (the "Third Amendment"), that certain Incremental Joinder Agreement, dated as of September 29, 2025 and as further amended, restated, amended and restated, replaced, supplemented, or otherwise modified prior to giving effect to the amendments contemplated by this Amendment, the "Existing Credit Agreement" and the Existing Credit Agreement, as amended by this Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Amended Credit Agreement"), by and among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent, the Collateral Agent and the other parties from time to time party thereto;
WHEREAS, pursuant to Section 13.04(f) of the Existing Credit Agreement, the applicable Credit Parties and the Administrative Agent and/or the Collateral Agent may enter into any amendment or waiver of any Credit Document, or enter into any new agreement or instrument, without the consent of any other Person, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional Property to become Collateral for the benefit of the Secured Parties; and
WHEREAS, pursuant to Section 4.4 of the Third Amendment, the Existing Credit Agreement may be amended by the Credit Parties, with the acknowledgment of the Administrative Agent, to increase the Applicable Margins applicable to the Amendment No. 3 Revolving Commitments to be an amount that is 0.50% less than the interest rate margin applicable to any Indebtedness that is secured on the Collateral on a pari passu basis that refinances the Term B Facility; provided that in the case of any such refinancing Indebtedness that is not a broadly syndicated facility (as determined by Borrower in good faith), pricing "Level I" for the Amendment No. 3 Revolving Commitments shall not exceed 5.00% per annum with respect to SOFR Loans and 4.00% per annum with respect to ABR Loans;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the following shall be effective:

ARTICLE I DEFINITIONS
SECTION 1.1 Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Amendment (including in the Recitals and the introductory paragraph above) shall have the meanings given in the Amended Credit Agreement, and the rules of construction set forth in the Amended Credit Agreement shall apply to this Amendment.
ARTICLE II

AMENDMENTS TO EXISTING CREDIT AGREEMENT
SECTION 2.1 Amendments to Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows:

(A)A new Section 13.23 will be added as follows:

SECTION 13.23. Parallel Debt.
(a)Notwithstanding any other provision of this Agreement and solely for the purpose of taking, maintaining, protecting and/or enforcing any Collateral created and governed, or expressed to be created and governed pursuant to Greek law or any other applicable foreign Law (as determined by the Collateral Agent), each Credit Party hereby irrevocably and unconditionally undertakes to pay to the Collateral Agent, as creditor in its own right and not as agent, representative or trustee of the other Secured Parties, sums equal to and in the currency of each amount payable by that Credit Party to each of the other Secured Parties under each of the Credit Documents, Credit Swap Contracts and Secured Cash Management Agreements as and when that amount falls due for payment under the relevant Credit Document, Credit Swap Contract and Secured Cash Management Agreement.
(b)The Collateral Agent shall have its own independent right to demand payment of the amounts payable by a Credit Party under this Section 13.23, irrespective of any discharge of that Credit Party's obligation to pay those amounts to the other Secured Parties resulting from failure by them to take appropriate steps, in proceedings commenced pursuant to any Debtor Relief Laws affecting that Credit Party, to preserve their entitlement to be paid those amounts.
(c)Any amount due and payable by a Credit Party to the Collateral Agent under this Section 13.23 shall be decreased to the extent that the other Secured Parties have received (and are able to retain) payment of the corresponding amount under the other provisions of the Credit Documents, Credit Swap Contracts and Secured Cash Management Agreements, as applicable, and any amount due and payable by a Credit Party to the other Secured Parties under those provisions shall be decreased to the extent that the Collateral Agent has received (and is able to retain) payment of the corresponding amount under this Section 13.23.

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(d)The rights of the Secured Parties (other than the Collateral Agent) to receive payment of amounts payable by each Credit Party under the Credit Documents, the Credit Swap Contracts and/or the Secured Cash Management Agreements, as applicable, are several and are separate and independent from, and without prejudice to, the rights of the Collateral Agent to receive payment under this Section 13.23.

(e)For the purpose of this Section 13.23, the Collateral Agent acts in its own name and not as an agent or a trustee or representative of the Secured Parties, and its claims in respect of the parallel debt shall not be held on trust. The security interest granted under the Credit Documents to the Collateral Agent to secure the parallel debt is granted to the Collateral Agent in its capacity as creditor of the parallel debt and shall not be held on trust.

(f)A defect affecting the Collateral Agent's claim under this Section 13.23 against any Credit Party will not affect any claim and/or obligation of the other Lenders under the Credit Documents.

(B)The interest rate margins applicable to the Revolving Loans and Swingline Loans under the Amendment No. 3 Revolving Facility on February 11, 2026 or incurred under the Amendment No. 3 Revolving Facility thereafter, as set forth on Annex B-2 of the Existing Credit Agreement, are hereby amended and restated as set forth below:

		Applicable Margin
Pricing Level	Consolidated Total Net Leverage Ratio	Revolving Loans and Swingline Loans
		SOFR, SONIA and EURIBOR	ABR
Level I	Greater than or equal to 5.25 to 1.00	5.00%	4.00%I
Level II	Less than 5.25 to 1.00 but greater than or equal to 4.75 to 1.00	4.50%	3.50%
Level III	Less than 4.75 to 1.00 but greater than or equal to 4.25 to 1.00	4.25%	3.25%
Level IV	Less than 4.25 to 1.00	4.00%	3.00%I

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.1 Representations and Warranties. Each Credit Party represents for itself and on behalf of its Restricted Subsidiaries and warrants to the Administrative Agent, the Collateral

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Agent and the Lenders that (i) No Default or Event of Default has occurred and is continuing on the date hereof and (ii) its representations and warranties as set forth in Article VIII of the Existing Credit Agreement, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); provided that, any representation and warranty that is qualified as to "materiality," "Material Adverse Effect" or similar language shall be true and correct in all respects on such dates.
ARTICLE IV MISCELLANEOUS
SECTION 4.1 Amendment, Modification and Waiver. This Amendment may not be
amended, modified or waived except by an instrument or instruments in writing signed and delivered in accordance with Section 13.04 of the Amended Credit Agreement.
SECTION 4.2 Entire Agreement. This Amendment, the Amended Credit Agreement and the other Credit Documents, constitute the entire agreement among the parties to the Existing Credit Agreement with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
SECTION 4.3 GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAW OF ANOTHER JURISDICTION.
SECTION 4.4 SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. SECTIONS 13.09(b), 13.09(c), 13.09(d), AND 13.09(e) OF THE AMENDED CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS.
SECTION 4.5 No Advisory or Fiduciary Responsibility. Section 13.17 of the Amended Credit Agreement shall apply to this Amendment mutatis mutandis.
SECTION 4.6 Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment.
SECTION 4.7 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed

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counterpart of a signature page of this Amendment by facsimile or electronic transm1ss10n (including portable document format (".pdf') or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," "delivery," and words of like import in or relating to this Amendment and any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include an electronic symbol or process attached to a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (each an "Electronic Signature"), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent.
SECTION 4.8 Credit Document. This Amendment shall constitute a "Credit Document" as defined in the Amended Credit Agreement.
SECTION 4.9 No Novation. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the priority of any Credit Document (as defined in the Existing Credit Agreement) or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the instruments, documents and agreements securing the same, which shall remain in full force and effect. Nothing in this Amendment shall be construed as a release or other discharge of the Borrower or any Guarantor from any of its obligations and liabilities under the Existing Credit Agreement or the other Credit Documents (as defined in the Existing Credit Agreement).
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BALLY'S CORPORATION

By:    /s/ George Papanier     Name: George Papanier
Title: President

Address for Notices for the Borrower and each Subsidiary Guarantor:

Bally' s Corporation
100 Twin River Road
Lincoln, Rhode Island 02865 Attention: General Counsel Facsimile No.: (401) 727-4770

[Signature Page to Baily's Fourth Amendment to Credit Agreement]

SUBSIDIARY GUARANTORS:

AZTAR INDIANA GAMING COMPANY, LLC, an
Indiana limited liability company
BALLY'S-GALAXY ACQUISITION CORP., a
Delaware corporation
BALLY'S INTERACTIVE, LLC, a Delaware limited liability company
BALLY'S KANSAS CITY, LLC, a Missouri limited liability company
BALLY'S MANAGEMENT GROUP, LLC, a
Delaware limited liability company
BALLY'S PENNSYLVANIA, LLC, a Delaware
limited liability company

BETWORKS (US) LLC, a Nevada limited liability company
DOVER DOWNS, LLC, a Delaware limited liability company
FANTASY DRAFT, LLC, a Delaware limited liability company
FANTASY SPORTS SHARK, LLC, a Delaware
limited liability company
INTERSTATE RACING ASSOCIATION, LLC., a
Colorado limited liability company
MB DEVELOPMENT, LLC, a Nevada limited liability company
MILE HIGH USA, LLC, a Delaware limited liability company
PREMIER ENTERTAINMENT BILOXI LLC, a
Delaware limited liability company
PREMIER ENTERTAINMENT BLACK HAWK,
LLC, a Colorado limited liability company
PREMIER ENTERTAINMENT FINANCE CORP.,
a Delaware corporation
PREMIER ENTERTAINMENT III, LLC, a
Delaware limited liability company

By: /s/ Craig Eaton
Name: Craig Eaton
Title:    Senior VP and Secretary

[Signature Page to Baily's Fourth Amendment to Credit Agreement]

PREMIER ENTERTAINMENT LOUISIANA I,
LLC, a Delaware limited liability company
PREMIER ENTERTAINMENT SHREVEPORT,
LLC, a Louisiana limited liability company
PREMIER ENTERTAINMENT TAHOE, LLC, a
Nevada limited liability company
PREMIER ENTERTAINMENT VICKSBURG,
LLC, a Delaware limited liability company
RACING ASSOCIATES OF COLORADO, LTD., a
Colorado limited partnership

By: /s/ Craig Eaton     Name: Craig Eaton
Title:    Senior VP and Secretary

[Signature Page to Baily's Fourth Amendment to Credit Agreement]

ROCK ISLAND FOODSERVICE, LLC, an Illinois
limited liability company

TELESCOPE DIGITAL INC., a Delaware corporation
THE ROCK ISLAND BOATWORKS, LLC, an
Illinois limited liability company

By: /s/ George Papanier     Name: George Papanier
Title:    President and CEO

CQ LOTTERY LLC, a Delaware limited liability company
PREMIER ENTERTAINMENT AC, LLC, a New
Jersey limited liability company

THE QUEEN CASINO & ENTERTAINMENT,
LLC, a Delaware limited liability company

TROPICANA LAS VEGAS HOTEL AND CASINO,
INC., a Delaware corporation

TROPICANA LAS VEGAS INTERMEDIATE
HOLDINGS INC., a Delaware corporation

TROPICANA LAS VEGAS, INC., a Nevada
corporation

By: /s/ Craig Eaton     Name: Craig Eaton
Title:    Secretary

TWIN RIVER-TIVERTON, LLC, a Delaware limited liability company

UTGR, LLC, a Delaware limited liability company

By: /s/ Craig Eaton     Name: Craig Eaton
Title:    President

[Signature Page to Baily's Fourth Amendment to Credit Agreement]

BALLY'S INTERACTIVE MARYLAND, LLC, a
Delaware limited liability company
BALLY'S INTERACTIVE (STADIUM) LLC, a
Delaware limited liability company
BALLY'S MEDIA, LLC, a Delaware limited liability company
BALLY'S STAR HOLDINGS, LLC, a Delaware
limited liability company
PE SUB HOLDINGS, LLC, a Delaware limited liability company
PE SUB INTERMEDIATE HOLDINGS, LLC, a
Delaware limited liability company
PREMIER ENTERTAINMENT PARENT, LLC, a
Delaware limited liability company
PREMIER ENTERTAINMENT SUB, LLC, a
Delaware limited liability company

By: /s/ George Papanier     Name: George Papanier
Title:    Manager

By: /s/ Craig Eaton     Name: Craig Eaton
Title:    Manager

THE SHOPS AT TROPICANA LAS VEGAS, LLC,
a Nevada limited liability company

By: /s/ George Papanier     Name: George Papanier
Title:    Director

[Signature Page to Baily's Fourth Amendment to Credit Agreement]

CASINO QUEEN, LLC, an Illinois limited liability company
LOUISIANA CASINO CRUISES, LLC, a Louisiana
limited liability company

By: /s/ Craig Eaton             Name: Craig Eaton
Title:    Secretary

GAMESYS US LLC, a Delaware limited liability company

By: /s/ Liz Hutton     Name: Liz Hutton
Title:    Authorized Signatory

BALLY'S CHICAGO OPERATING COMPANY,
LLC, a Delaware limited liability company

By: /s/ Liz Hutton
Name: Liz Hutton
Title:    Authorized Signatory

[Signature Page to Baily's Fourth Amendment to Credit Agreement]

GAMESYS DATA ANALYTICS LIMITED, a private
limited company incorporated in England and Wales

By: /s/ Matt Hill     Name: Matt Hill
Title: Director

BALLY'S CANADA INC., an Ontario corporation

By: /s/ Liz Hutton     Name: Liz Hutton
Title: Secretary

SPORTSOFT SOLUTIONS INC., a British Columbia corporation

By: /s/ Liz Hutton     Name: Liz Hutton
Title: Secretary

[Signature Page to Baily's Fourth Amendment to Credit Agreement]

Executed as a deed by GYPS FULVUS LIMITED,	/s/ Adam Craig
acting by a director in the presence of	Director
Witness	Signature	/s/ Liz Hutton
	Name	Liz Hutton
	Address	[●]
	Occupation	Company Secretary

[Signature Page to Baily's Fourth Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as
Administrative Agent and Collateral Agent

By: /s/ Philip Tancorra     Name: Philip Tancorra
Title: Director

By: /s/ Suzan Onal     Name: Suzan Onal
Title: Director

Address for Notices:
Deutsche Bank AG New York Branch One Columbus Circle
New York, NY 10019 Attn: Danielle Crihfield
Telephone No.: (904) 645-1353 Email: danielle.crihfield@db.com

[Signature Page to Baily's Fourth Amendment to Credit Agreement]